FS Energy and Power Fund 8-K

Exhibit 10.2

CONSENT AND THIRD AMENDMENT TO

TERM LOAN AND SECURITY AGREEMENT

This CONSENT AND THIRD AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT, is made as of March 16, 2018 (this “Amendment”), among FOXFIELDS FUNDING LLC, a Delaware limited liability company (“Company”), FORTRESS CREDIT CO LLC, as Administrative Agent for Lenders (“Administrative Agent”), and the Lenders signatory hereto.

WHEREAS, the Company, Administrative Agent and the Lenders signatory thereto from time to time are party to that certain Term Loan and Security Agreement, dated as of November 6, 2015 (as amended by (a) the First Amendment to Term Loan and Security Agreement, dated as of November 25, 2015 and (b) the Second Amendment to Term Loan and Security Agreement, dated as of May 31, 2016, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, and as amended herein, the “Loan Agreement;” capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement), pursuant to which Lenders have extended to the Company certain Term Loans and other financial accommodations;

WHEREAS, the Company has requested that Administrative Agent and Lenders (a) consent to certain actions related to FSEP and the Company and (b) make certain amendments to the Loan Agreement, as more fully-described herein; and

WHEREAS, Administrative Agent and Lenders are willing to agree to such consents and amendments to the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Consents under the Loan Agreement. Subject to the satisfaction of the conditions set forth below, and the other conditions precedent and conditions subsequent herein, and in reliance on the representations, warranties, covenants and agreements set forth in this Agreement (including the effectiveness of the applicable amendments as set forth herein), Administrative Agent and Lenders do hereby consent:

(a)

on and as of the date hereof, to (i) the termination of that certain Investment Sub-Advisory Agreement, dated April 28, 2011, between FS Investment Advisor, LLC and GSO Capital Partners LP, (ii) GSO Capital Partners LP ceasing to be the “Sub-Advisor” of FS Investment Advisor, LLC, and (iii) EIG Global Energy Partners, LLC and/or any one or more of its Affiliates providing certain origination and investment servicing services to FSEP and/or FS Investment Advisor, LLC; and

(b)

to the extent such date occurs, on and as of the Investment Advisor Replacement Effective Date (as defined below), to (i) the termination of that certain Investment Advisory and Administrative Services Agreement, dated April 28, 2011, between FSEP and FS Investment Advisor, LLC and (ii) FS/EIG Advisor, LLC (the “Joint Advisor”) acting as the Investment Advisor to FSEP (and replacing FS Investment Advisor, LLC in such capacity), as long as (I) the Joint Advisor is appointed by FSEP pursuant to an investment advisory and administrative services agreement substantially similar in all material respects to the form of Investment Advisory and Administrative Services Agreement between FSEP and the Joint Advisor attached hereto as Exhibit A (such agreement in such form, the “Joint Advisor Agreement”), (II) the Joint Advisor is appointed on or after the date which is the earlier of (x) the date which is 60 days after the shareholders of FSEP have approved the Joint Advisor Agreement or (y) any date following the date on which the shareholders of FSEP have approved the Joint Advisor Agreement and the SEC has issued an exemptive relief order, or an amendment to an existing exemptive relief order, to, among other things, permit FSEP to co-invest in privately negotiated investment transactions with accounts managed by EIG Global Energy Partners, LLC and/or its Affiliates (such date, if it occurs, the “Investment Advisor Replacement Effective Date”), and (III) the Joint Advisor is owned and managed in accordance with the terms of a limited liability company (or other operating) agreement substantially similar in all material respects to the form of FS/EIG Advisor, LLC Limited Liability Company Agreement most recently provided to the Administrative Agent on or prior to the date hereof.

2.

Amendments to the Loan Agreement. Subject to the satisfaction of the conditions set forth below, and the other conditions precedent and conditions subsequent herein, and in reliance on the representations, warranties, covenants and agreements set forth in this Agreement, the Loan Agreement is hereby amended as follows:

(a)

on and as of the date hereof, the Loan Agreement is hereby amended by:

(i)

deleting the reference to the number “$1,500,000,000” from the third line of Section 7.16(a)(i) thereof and inserting a reference to the number “$1,700,000,000” in lieu thereof;

(ii)

adding the following new sub-clause (v) to the end of Section 7.16(a) thereof (immediately following the end of sub-clause (iv) thereof):

, or (v) FSEP and its Subsidiaries to have a ratio at any time of (A) tangible net worth (as calculated in accordance with GAAP) to (B) Indebtedness which is recourse, and only to the extent of such recourse, to FSEP of less than 2.50:1.00.

(iii)

deleting Section 7.17 thereof in its entirety.

(b)

on and as of the Investment Advisor Replacement Effective Date, if it occurs, the Loan Agreement is hereby amended by:

(i)

in Section 1.01 of the Loan Agreement, deleting clause (b) of the definition of “Change of Control” in its entirety and inserting the following in lieu thereof:

(b)

FS/EIG Advisor, LLC, a Delaware limited liability company, ceases to be (i) a registered “Investment Advisor” under the Investment Advisers Act of 1940, as amended (a Person, in such capacity, an “Investment Advisor”), (ii) the Investment Advisor for FSEP, or (iii) beneficially owned, controlled and managed as set forth in its Organizational Documents (including changes to such ownership, control or management as contemplated therein), as the same are in effect on and as of the Investment Advisor Replacement Effective Date (as defined in the Third Amendment); or

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(ii)

in Section 1.01 of the Loan Agreement, adding the following defined term in the correct alphabetical order:

“Third Amendment” means that certain Consent and Third Amendment to Term Loan and Security Agreement, dated as of March 16, 2018, among the Loan Parties, Administrative Agent and Lenders.

(iii)

in Section 9.01 of the Loan Agreement, deleting from clause (j) thereof sub-clause (ii) therefrom in its entirety and inserting the following in lieu thereof:

(ii)

that certain Investment Advisory and Administrative Services Agreement, dated as of the Investment Advisor Replacement Effective Date (as defined in the Third Amendment), between FSEP and FS/EIG Advisor, LLC ceases to be in full force and effect or shall have been amended in any manner that is materially adverse to the Administrative Agent or any Lender; or

3.

Acknowledgment. Administrative Agent’s and Lenders’ agreement to the amendments, consents and agreements contained herein does not and shall not create (nor shall FSEP, the Company or any other Loan Party rely upon the existence of or claim or assert that there exists) any obligation of Administrative Agent or any Lender to consider or agree to any further amendments, consents or agreements. In the event Administrative Agent and Lenders subsequently agree to consider any further amendments, consents or agreements, neither the amendments, consents and agreements contained herein nor any other conduct of Administrative Agent or any Lender shall be of any force or effect on Administrative Agent’s or any Lender’s consideration or decision with respect to any such requested amendment, consent or agreement, and Administrative Agent and Lenders shall have no further obligation whatsoever to consider or agree to further amendments, consents or agreements.

4.

Representations, Warranties, Covenants and Acknowledgments. To induce Administrative Agent and Lenders to enter into this Amendment:

(a)

The Company does hereby represent and warrant that, as of the date hereof and after giving effect hereto, (i) all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct in all material respects (provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects), except such representations and warranties which, by their express terms, are applicable only to the Closing Date, (ii) there exists no Default or Event of Default under the Loan Agreement or any of the other Loan Documents, (iii) the Company has the power and is duly authorized to enter into, deliver and perform this Amendment, and (iv) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

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(b)

The Company does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto, as amended and modified hereby, as if the Company were making said agreements, covenants and undertakings on the date hereof.

(c)

The Company does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, cause of action or objection in favor of the Company against Administrative Agent or any Lender exists arising out of or with respect to (i) the Obligations, this Amendment, the Loan Agreement or any of the other Loan Documents, or (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing.

(d)

The Company acknowledges and agrees that this Amendment shall be deemed a Loan Document for all purposes under the Loan Agreement.

5.

Indemnification. The Company and each other Loan Party hereby agree to indemnify and hold Administrative Agent, the Lenders, each Agent-Related Person and each other Indemnitee in accordance with Section 12.05 of the Loan Agreement. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

6.

Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)

Delivery of Documents.

(i)

On or before the date hereof, the Company shall have delivered to Administrative Agent, all in form and substance acceptable to Administrative Agent in its reasonable discretion, counterparts of this Amendment executed by each party hereto, together with counterparts of an Acknowledgment and Consent, substantially in the form attached hereto; and

(ii)

any and all other documents reasonably requested by Administrative Agent.

(b)

Accuracy of Representations and Warranties. As of the date hereof and after giving effect hereto, all of the representations and warranties made or deemed to be made in this Amendment and under the Loan Documents shall be true and correct in all material respects (provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of the date of this Amendment, except such representations and warranties which, by their terms, are applicable to a prior specific date or period.

(c)

Expenses. The Loan Parties shall have paid on or before the date hereof to Administrative Agent any and all outstanding fees and other charges owing pursuant to Section 12.04 of the Loan Agreement, to the extent invoiced at least one (1) Business Day prior to the date hereof.

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7.

Effect; Relationship of Parties. Except as expressly amended hereby, the Loan Agreement shall be and remain in full force and effect as written immediately prior to the execution of this Amendment, and shall constitute the legal, valid, binding and enforceable obligations of the Company to Administrative Agent and each Lender. The relationship of Administrative Agent and Lenders, on the one hand, and the Loan Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith or in the Loan Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

8.

Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this consent via facsimile or electronic mail shall also deliver a manually executed original to Administrative Agent or its counsel, but the failure to do so does not and will not affect the validity, enforceability or binding effect of this Amendment or result in a Default or Event of Default under any Loan Document. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) thereof. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the Loan Agreement and the other Loan Documents (as modified herein).

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IN WITNESS WHEREOF, the Company, Administrative Agent and Lenders have caused this Amendment to be duly executed as of the date first above written.

FOXFIELDS FUNDING LLC,
as the Company

By:	/s/ Edward T. Gallivan, Jr.
Name:	Edward T. Gallivan, Jr.
Title:	Chief Financial Officer

FORTRESS CREDIT CO LLC,
as Administrative Agent

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES V CLO LIMITED, as a Lender
By: FCO V CLO CM LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES VI CLO LIMITED, as a Lender
By: FCO VI CLO CM LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES VII CLO LIMITED, as a Lender
By: FCO VII CLO CM LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as a Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

DBDB FUNDING LLC, as a Lender

By:	/s/ Scott Silvers
Name:	Scott Silvers
Title:	Authorized Signatory

ORIX FINANCE, LP, as a Lender
By: ORIX Corporate Capital Inc., its General Partner

By:	/s/ Mark Campbell
Name:	Mark Campbell
Title:	Authorized Representative

ACKNOWLEDGEMENT AND CONSENT

Foxfields Funding LLC, a Delaware limited liability company (“Company”), Fortress Credit Co LLC, a Delaware limited liability company, as Administrative Agent (“Administrative Agent”), and certain lenders (the “Lenders”) are party to that certain Term Loan and Security Agreement, dated November 6, 2015 (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have extended to Company certain Term Loans and other financial accommodations.

In connection with the Loan Agreement, FS Energy and Power Fund, a Delaware statutory trust (“FSEP”), executed (i) that certain Guaranty, dated November 6, 2015, in favor of Administrative Agent (the “Guaranty”) and (ii) that certain Pledge Agreement, dated November 6, 2015, by and between FSEP and Administrative Agent (the “Pledge Agreement”).

Company, Administrative Agent and the Lenders are amending the Loan Agreement pursuant to that certain Consent and Third Amendment to Term Loan and Security Agreement, dated as of March 16, 2018 (the “Loan Agreement Amendment”). FSEP desires to acknowledge and consent to the Loan Agreement Amendment and reaffirm its obligations under the Guaranty and the Pledge Agreement.

In connection with the foregoing, on March 16, 2018 (the “Effective Date”), FSEP hereby acknowledges and consents to the Loan Agreement Amendment. Furthermore, FSEP agrees that the Guaranty and the Pledge Agreement remain in full force and effect and continue to be the legal, valid and binding obligation of FSEP, enforceable against FSEP in accordance with its terms.

Delivery of an executed counterpart of a signature page to this Acknowledgment and Consent by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Acknowledgment and Consent. This Acknowledgment and Consent shall be binding upon and inure to the benefit of FSEP’s successors and permitted assigns. This Acknowledgment and Consent shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. If any provision of this Acknowledgment and Consent is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Acknowledgment and Consent so long as this Acknowledgment and Consent as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the expectations or obligations of the parties or the practical realization of the benefits that would otherwise be conferred.

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IN WITNESS WHEREOF, the undersigned has executed this Acknowledgement and Consent as of the Effective Date.

FS ENERGY AND POWER FUND

By:	/s/ Edward T. Gallivan, Jr.
Name:	Edward T. Gallivan, Jr.
Title:	Chief Financial Officer

EXHIBIT A

Form of Investment Advisory and Administrative Services Agreement

See Attached.